SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION
OF
WELLS FARGO WEALTHBUILDER PORTFOLIOS
Wells Fargo WealthBuilder Conservative Allocation Portfolio
Wells Fargo WealthBuilder Equity Portfolio
Wells Fargo WealthBuilder Growth Allocation Portfolio
Wells Fargo WealthBuilder Growth Balanced Portfolio
Wells Fargo WealthBuilder Moderate Balanced Portfolio
(Each, a “Portfolio” and together, the “Portfolios”)

At a meeting held on August 9-10, 2016, the Board of Trustees of the Portfolios approved the conversion of each Portfolio’s existing share class into Class C shares.  Accordingly, effective on or about the close of business on February 10, 2017 (the “Conversion Date”), all existing shares of each Portfolio will automatically convert to Class C shares of the same Portfolio. The automatic conversion of each Portfolio’s existing shares into Class C shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by such converting shareholders.

In addition, the Board of Trustees of the Portfolios approved a change in the names of the Portfolios whereby each “Portfolio” would be renamed to “Funds” effective following complete February 13, 2017.

August 11, 2016                                                                                                      WBP086/P810SP2